Exhibit 99.1

LendingPoint, LLC

LendingPoint 2018 Funding Trust

LendingPoint 2020-REV1 Asset Securitization Trust

Consultant Report

September 21, 2020

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY.

LendingPoint 2020-REV1 Asset Securitization Trust	Consulting Report

Consultant Engagement

Client Name:	LendingPoint, LLC

LendingPoint 2018 Funding Trust

LendingPoint 2020-REV1 Asset Securitization Trust

Servicer Address:	LendingPoint, LLC

1201 Roberts Blvd., Suite 200

Kennesaw, GA 30144

Servicer Principal Contact:	Greg McLaughlin

Servicer Phone Number:	(678) 272-3874

Consultants:	Tara Haurin
Kristin Stanton
Marialuisa Veneziale

Report Date:	September 21, 2020

Engagement Dates:	September 4 – 21, 2020

Client and Company Contact: Greg McLaughlin – Chief Legal Officer

LendingPoint 2020-REV1 Asset Securitization Trust	Consulting Report

September 21, 2020

PRIVATE & CONFIDENTIAL

Mr. Greg McLaughlin
Chief Legal Officer
LendingPoint LLC
1201 Roberts Blvd., Suite 200
Kennesaw, GA 30144

Dear Mr. McLaughlin:

Please find our enclosed Consultant Report (“the Report”) which was prepared at the request of LendingPoint LLC, as Seller and Servicer (“Seller” and “Servicer”), LendingPoint 2018-1 Funding Trust (“Seller”, “Depositor” or “Funding Trust”) and LendingPoint 2020-REV1 Asset Securitization Trust (“Issuer”, “SPV”, “Purchaser” or “Company” and together with the Sellers and the Servicer, “you,” “Specified Parties,” or “Client”) in accordance with the terms of our Engagement Letter dated August 27, 2020.

Client Acknowledgements

By acceptance of the Report, you acknowledge that (1) you have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes, and that you do not require us to perform any further procedures, (2) we make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you, (3) the procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction, (4) you have made available to us all financial records and related data that you received from the Company that you believe are necessary for us to complete our procedures, and (5) the decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms.

Limitations of Procedures

The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards, (1) an audit, review, or compilation of the Company’s historical financial statements or specified elements, accounts or items thereof as per the attestation standards established by the American Institute of Certified Public Accountants, (2) an examination or compilation of the Company’s prospective financial information, (3) an appraisal of the Company or of any of the Company’s assets or liabilities or (4) an examination of the Company’s internal controls, and, accordingly, we express no opinion, limited assurance or any other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist.

LendingPoint 2020-REV1 Asset Securitization Trust	Consulting Report

The Report contains a description of the following:

(i)	the type of assets;

(ii)	the sample size;

(iii)	how the sample size was determined and, if applicable, computed; and

(iv)	the scope and manner of the Services performed.

None of the engagement Scope Procedures or Report was intended to address, nor did they address, the following:

(i)	the value of collateral securing such assets;

(ii)	the compliance of the originator of the assets with federal, state, and local laws and regulations; or
(iii)	the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

We have not verified the information we obtained or presented in the Report, unless specified therein.

Use of the Report

This letter and the Report are solely for your information and internal use and to assist you in the evaluation of the Transaction. You agree that without the prior written consent of CBIZ MHM, LLC (“CBIZ” or “Consultants”), you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing, you may provide copies of the Report in accordance with the terms and conditions set forth in the Engagement Letter dated August 27, 2020 and to your legal representatives or other professional advisors solely for their informational use in connection with the Transaction provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such legal representative or other professional advisor has agreed to keep the Report confidential and fully releases CBIZ from any liability arising out of, or in reliance upon, this Report.

Updating the Report

We have no responsibility to update this letter or the Report for events or circumstances occurring after the date of this letter.

Very truly yours,

CBIZ MHM, LLC

By:	/s/ M. Michael Aquino
M. Michael Aquino, Lead Managing Director

CBIZ MHM, LLC

THIS REPORT IS FOR CLIENT’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED

UPON BY ANY THIRD PARTY

LendingPoint 2020-REV1 Asset Securitization Trust	Consulting Report

Legal Notice

This Report is provided solely to Client for its internal use and information, pursuant to our Engagement Letter dated August 27, 2020 with no third party beneficiaries being created thereby, and is subject in all respects to the terms and conditions of that letter, including restrictions on disclosure of this Report to third parties.

If this Report is received by anyone other than Client, the recipient is placed on notice that the attached Report has been prepared solely for Client for their internal use and this Report and its contents may not be shared with or disclosed to anyone without the express written consent of Client and CBIZ. CBIZ shall have no liability, and shall pursue all available legal and equitable remedies against recipient, for the unauthorized use or distribution of this Report to third parties.

Legal Representation

Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction and that it will consult its own legal resources before acting upon any deliverables CBIZ provides under this Report. Client further acknowledges and agrees CBIZ is not a law firm and is not providing legal advice or analysis and that CBIZ has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the scope of the services. CBIZ expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of services as outlined herein.

LendingPoint 2020-REV1 Asset Securitization Trust	Consulting Report

General Information

During this engagement, the Consultants conducted discussions with the following Company personnel:

Individual	Title	Tenure
Greg McLaughlin	Chief Legal Officer	4 years
Lawrence Villasenor	Portfolio Analyst	4 years
Jill Rockwood	Senior Vice President – Finance	9 months
Ajay Pandey	Senior Data Analyst	1 year

The above individuals, with the exception of Maribel Glisson, are employees of LendingPoint.

Report-Specific Terminology

The following abbreviated terminology is used at times throughout this Report:

●	Client	LendingPoint, LLC
LendingPoint 2018-1 Funding Trust and
LendingPoint 2020-REV1 Asset Securitization Trust
●	Seller or Servicer	LendingPoint, LLC
●	Issuer, SPV, Purchaser or Company	LendingPoint 2020-REV1 Asset Securitization Trust
●	Seller, Depositor, or Funding Trust	LendingPoint 2018-1 Funding Trust
●	M	$000s
●	MM	$000,000s
●	POM	Preliminary Offering Memorandum, which date still
needs to be determined

Other Notes

Throughout the various tables presented in the report and accompanying exhibits, slight differences in totals may exist due to rounding occurrences. Any material variances that may occur are discussed within the body of the report.

LendingPoint 2020-REV1 Asset Securitization Trust	Consulting Report

TABLE OF CONTENTS

STATEMENT OF WORK		8

A.	DATA INTEGRITY TEST FOR LOAN	10

EXHIBITS

A.1	DATA INTEGRITY TEST FOR LOANS

LendingPoint 2020-REV1 Asset Securitization Trust	Consulting Report

STATEMENT OF WORK

PURSUANT TO THE ENGAGEMENT LETTER DATED AUGUST 27, 2020
BY AND BETWEEN CBIZ MHM, LLC (“CBIZ”) AND
LENDINGPOINT LLC (“SELLER” AND, “SERVICER”), LENDINGPOINT 2018-1
FUNDING TRUST (“SELLER, “DEPOSITOR” OR “FUNDING TRUST” AND
LENDINGPOINT 2020-REV1 ASSET SECURITIZATION TRUST (“ISSUER”, “SPV”,
“PURCHASER” OR “COMPANY”), COLLECTIVELY “YOU” OR “CLIENT”

Relevant Entities:

LendingPoint LLC, as Seller and Servicer (“Seller” and “Servicer”), LendingPoint 2018-1 Funding Trust (“Seller”, “Depositor” or “Funding Trust”) and LendingPoint 2020-REV1 Asset Securitization Trust (“Issuer”, “SPV”, “Purchaser” or “Company” and together with the Sellers and the Servicer, “you” or “Client”)

Time Periods to be tested:

See the below Scope of Services

Location:

Remotely in the CBIZ office in Plymouth Meeting, PA

The Company’s office in Kennesaw, GA (if necessary or required)

Additional Request:

Document all discussions with and inquiries of management.

Note: All samples are judgmentally selected unless specified by Client.

Consultant report should provide for glossary of defined terms which will serve as a point of reference for all capitalized terms found in the consulting report.

Consultant report should provide for a table listing individuals at the Company that provided assistance and/or are referenced in the consultant report. Table should provide for the following: name, title, phone number, affiliation, and tenure.

Consultant report should separately identify material weaknesses from observations made that may represent improvements to the Company’s processes.

LendingPoint 2020-REV1 Asset Securitization Trust	Consulting Report

SCOPE OF SERVICES

A.	Data Integrity Test for LendingPoint 2020-REV1 Asset Securitization Trust

1.	From the electronic data file provided by the Client as of August 31, 2020 or latest month-end, select a sample of the largest 100 loans and another 100 loans selected on a judgmental basis (total of 200 loans to be tested - “Sample Group”) and perform the following data integrity test. For items marked below as “confirm”, note whether the item is noted as part of the underlying documentation. For items marked as “compare”, agree the item on the data tape to the Company’s underlying system. For items marked as “calculate “, calculate the noted item listed below for accuracy against the data file provided by the Servicer:

a.	Confirm and Compare Borrower’s name (Y/N)
b.	Confirm and Compare Borrower’s state

c.	Compare current loan receivable balance
d.	Confirm and Compare original loan receivable balance
e.	Confirm and Compare loan receivable origination date

f.	Confirm and Compare loan receivable maturity date
g.	Calculate and Compare loan receivable original term to maturity

h.	Calculate loan receivable remaining term to maturity
i.	Compare Borrower’s FICO score at origination
j.	Compare Borrower’s credit grade (at origination)

k.	Confirm and Compare Borrower’s original interest rate
l.	Calculate and Compare delinquency status (days past due) (as of the end of the applicable Collection Period)
m.	Compare Borrower’s status (new loan vs subsequent loan)

2.	Document your testing results in a worksheet. In your written summary of results, note any exceptions and management’s response to such. Note that the names of Obligors should remain anonymous in documenting test results.

LendingPoint 2020-REV1 Asset Securitization Trust	Consulting Report

A.	Data Integrity Test for Loan

The Originator provided an electronic data file as of August 31, 2020 for all Pledged Receivables. The Consultants selected a sample of the largest 100 loans and a judgmental sample of another 100 loans (total of 200 loans - “Sample Group”).

All 200 pledged Receivables were tested according to the requested Scope procedures. The schedule for the Data File Integrity Test can be found as Exhibit A.1.

The Consultants noted the following results amongst the sampled 200 Pledged Receivables based on inquiry of management and testing:

DATA INTEGRITY TEST	SAMPLE SIZE	EXCEPTIONS FOUND	%
a. Confirm and Compare Borrower’s name (Y/N)	200	0	0%
b. Confirm and Compare Borrower’s state	200	0	0%
c. Compare current loan receivable balance	200	0	0%
d. Confirm and Compare original loan receivable balance	200	0	0%
e. Confirm and Compare loan receivable origination date	200	0	0%
f. Confirm and Compare loan receivable maturity date	200	0	0%
g. Calculate and Compare loan receivable original term to maturity	200	0	0%
h. Calculate loan receivable remaining term to maturity	200	0	0%
i. Compare Borrower’s FICO score at origination	200	0	0%
j. Compare Borrower’s credit grade (at origination)	200	0	0%
k. Confirm and Compare Borrower’s original interest rate	200	0	0%
l. Calculate and Compare delinquency status (days past due) (as of the end of the applicable Collection Period)	200	0	0%
m. Compare Borrower’s status (new loan vs subsequent loan)	200	0	0%

(a)	The Borrower’s name on the August 31, 2020 electronic data file was compared to the system and confirmed to the Borrower Name on the Borrower’s underlying source documentation without exception.

(b)	The Borrower’s state on the August 31, 2020 electronic data file was compared to the system and confirmed to the Borrower’s underlying source documentation without exception.

(c)	The Borrower’s current loan receivable balance on the August 31, 2020 electronic data file was compared to a Company-provided Excel worksheet without exception. The system reports a “real-time” current balance and as such, the Company provided a payment history from the system for each loan in order to demonstrate the current balance as of August 31, 2020.

(d)	The Borrower’s original loan receivable balance on the August 31, 2020 electronic data file was compared to the system and confirmed with the Borrower’s loan term notice email without exception.

(e)	The Borrower’s loan receivable interest start accrual date on the August 31, 2020 electronic data file was compared to the system and confirmed with the Borrower’s loan term notice email without exception.

LendingPoint 2020-REV1 Asset Securitization Trust	Consulting Report

(f)	The Borrower’s loan receivable original term in months to maturity as of the Funding Date on the August 31, 2020 electronic data file was compared to the system and confirmed to the Borrower’s underlying source documentation without exception.

(g)	The Borrower’s original term to maturity on the August 31, 2020 electronic data file was calculated and compared to the system without exception.

(h)	The Borrower’s loan receivable remaining term to maturity on the August 31, 2020 electronic data file was calculated without exception.

(i)	The Borrower’s FICO score at origination on the August 31, 2020 electronic data file was compared to the system without exception.

(j)	The Borrower’s credit grade at origination on the August 31, 2020 electronic data file was compared to the system without exception.

(k)	The Borrower’s original interest rate on the August 31, 2020 electronic data file was compared to the system and confirmed with the Borrower’s loan term notice without exception.

(l)	The Borrower’s delinquency loan status (days past due) on the August 31, 2020 electronic data file was calculated and compared to the system without exception. Per management, a Borrower is in “Good Standing” if they are less than 31 days past due.

(m)	The Borrower’s status (new loan vs subsequent loan) on the August 31, 2020 electronic data file was compared to the system without exception.